UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of Earliest Event Reported) - January 26, 2005

                                 ---------------

                          TRENWICK AMERICA CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                        0-31967                06-1087672
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)

     One Canterbury Green Stamford, Connnecticut                     06901
      (Address of principal executive offices)                     (Zip Code)

                                 (203) 353-5500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

      On July 12, 2004, PricewaterhouseCoopers LLP ("PwC") notified Trenwick America Corporation (the "Company") that it resigned as the Company's independent registered public accounting firm, pending completion of the audits of the Company's employee benefit plans. PwC completed its services related to the employee benefit plans on August 30, 2004.

      The reports of PwC on the financial statements for the fiscal years ended December 31, 2002 and 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the report on the financial statements of the Company for the fiscal year ended December 31, 2002 contained an explanatory paragraph related to substantial doubt about the Company's ability to continue as a going concern.

      In connection with its audits for the fiscal years ended December 31, 2002 and 2001 and through August 30, 2004, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the financial statements for such years.

      During the fiscal years ended December 31, 2002 and 2001 and through August 30, 2004, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

      The Company has requested that PwC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated January 26, 2005, is filed as Exhibit 16 to this Form 8-K.

      The Company is in the process of selecting another independent registered public accounting firm and a subsequent Form 8-K will be filed following the engagement of a new firm.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors:
          Appointment of Principal Officers.

      Effective December 23, 2004, and following receipt of approval of the Connecticut Insurance Commissioner of the Run-Off Plan of the Registrant's wholly-owned subsidiary, Trenwick America Reinsurance Corporation ("TARCO"), Mr. Alan L. Hunte resigned as an officer and director of the Registrant and from all of his positions as an officer and/or director of its affiliates, other than his positions as an officer and director of The Insurance Corporation of New York ("INSCORP"). Effective December 31, 2004, Mr. Hunte resigned as an officer and director of INSCORP. Mr. Hunte's resignation was voluntary and did not result from any disagreement with the Registrant or its affiliates on any matter relating to the Registrant's operations, policies or practices. Effective on December 23, 2004, Mr. Hunte was engaged as a consultant by Trenwick America Services Corporation, a wholly-owned subsidiary of TARCO, to assist in the run-off of the businesses of TARCO and INSCORP.

Item 9.01 Financial Statements, Pro Form Financial Information and Exhibits.

(c) Exhibits.

Exhibit Number    Description of Exhibit
--------------    ----------------------
16                Letter from PricewaterhouseCoopers LLP dated January 26, 2005.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            TRENWICK AMERICA CORPORATION


                                            By:    /s/ Nicole S. Morris
                                                   -----------------------------

                                            Name:  Nicole S. Morris
                                                   -----------------------------

                                            Title: Chief Financial Officer
                                                   -----------------------------
Dated: January 28, 2005